UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

HAPC, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Madison Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 418-5070

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed as Amendment Number 1 to our Current Report on Form 8-K which was originally filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2006. We are filing this Form 8-K/A to restate our audited balance sheet as of April 18, 2006 and related statements of operations, stockholders equity (deficit) and cash flows for the periods from January 1, 2006 to April 18, 2006, and from August 15, 2005 (inception) to April 18, 2006.

On November 13, 2006, the management of HAPC, Inc. (the “Company”), after discussion with the Company’s Audit Committee, determined that it was necessary for the Company to restate (i) the Company’s audited balance sheet as of April 18, 2006 and related statements of operations, stockholders equity (deficit) and cash flows for the periods from January 1, 2006 to April 18, 2006, and from August 15, 2005 (inception) to April 18, 2006 filed with the Company’s Current Report on Form 8-K on April 26, 2006 and (ii) the Company’s unaudited interim financial statements for the six months ended June 30, 2006 filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

The most significant of the changes made to the aforementioned financial statements include the following revisions to the Company’s balance sheets as of April 18, 2006 and June 30, 2006:

(i) the inclusion, as mezzanine equity, of the conversion rights exercisable by 19.99% of the holders of the Company’s common stock issued in the Company’s initial public offering (the “IPO”) who may vote against a proposed business combination to be consummated by the Company and elect to exchange their shares of common stock for cash equal to a pro rata portion of the proceeds held in the trust account, including interest, in which a substantial portion of the net proceeds of the IPO have been deposited; and

(ii) the inclusion of an additional line item to delineate the cash held in the trust account which is reserved for distribution to the Company’s stockholders and the cash held outside of the trust account which the Company may use for its general working capital purposes.

The changes made to the aforementioned financial statements had no effect on net income reported.

This Form 8-K/A amends and restates only Exhibit 99.1 of Item 9.01 in this Current Report on Form 8-K as a result of the current restatements described above.

In connection with this Form 8-K/A, the Company will file an amendment to its Form 10-Q for the quarter ended June 30, 2006 with restated unaudited interim financial statements for the six months ended June 30, 2006.

Item 8.01	Other Events.

Attached hereto as Exhibit 99.1 are audited financial statements of HAPC, Inc. (formerly Healthcare Acquisition Partners Corp.) (the “Company”) as of April 18, 2006 reflecting receipt of the Company’s initial public offering proceeds of $100,000,002.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Audited Financial Statements

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPC, INC.

By:	/s/ Erin Enright
Erin Enright Chief Financial Officer

Dated: November 14, 2006

Exhibit Index

Exhibit Number	Description

Exhibit No. 99.1	Audited Financial Statements